Exhibit 10.30

SIXTH AMENDMENT TO AMENDED AND RESTATED

LOAN AGREEMENT

This Sixth Amendment to Amended and Restated Loan Agreement (this “Amendment”) dated May 31, 2015, is by and among BMO Harris Bank N.A., formerly known as Harris N.A. (“Lender”), Duluth Holdings Inc., a Wisconsin corporation (“Holdings”), and Duluth Trading Company, LLC, a Wisconsin limited liability company (“Trading,” and collectively with Holdings, the “Borrowers”).

RECITALS

WHEREAS, Lender and Borrowers are parties to that certain Amended and Restated Loan Agreement dated June 13, 2011, as amended by First Amendment to Amended and Restated Loan Agreement dated June 30, 2012, Second Amendment to Amended and Restated Loan Agreement dated December 27, 2013, Third Amendment to Amended and Restated Loan Agreement dated April 15, 2014, Fourth Amendment to Amended and Restated Loan Agreement dated May 21, 2014 and Fifth Amendment to Amended and Restated Loan Agreement dated March 24, 2015 (the “Loan Agreement”); and

WHEREAS, Borrowers and Lender desire to amend the Loan Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, Lender and Borrowers hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. As used in the Loan Agreement as amended hereby, the following term shall have the following meaning:

“Termination Date” means the earlier of (a) (i) for the Revolving Note, July 31, 2015, (ii) for Term Note A, March 5, 2017, and (iii) for Term Note B, May 21, 2019, or (b) the date on which the Lender terminates the Borrowers’ rights hereunder.

2. Effect of Amendment. Except as amended hereby or otherwise in writing signed by the party against whom it is to be enforced, the Notes and the Loan Agreement shall remain in full force and effect.

3. Fees and Expenses. Borrowers shall pay all fees and expenses incurred by Lender (including fees of counsel) in connection with the preparation, issuance, maintenance and enforcement of this Amendment.

4. Law Governing. This Amendment shall be governed by the laws of the State of Wisconsin.

5. Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

6. Counterparts. This Amendment may be executed in counterparts, all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

DULUTH HOLDINGS INC.

By:	/s/ Mark DeOrio
Mark DeOrio, Chief Financial Officer

DULUTH TRADING COMPANY, LLC

By:	Duluth Holdings Inc., its sole member

	By:	/s/ Mark DeOrio
Mark DeOrio, Chief Financial Officer

BMO HARRIS BANK N.A.

By:	/s/ John M. Howard
John M. Howard, Senior Vice President

[Signature Page to Sixth Amendment to Amended and Restated Loan Agreement]